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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                  JULY 25, 1996
                Date of Report (Date of earliest event reported)

                            U.S. LONG DISTANCE CORP.
             (Exact Name of Registrant as Specified in its Charter)



   DELAWARE                        0-18195                   74-2522103
(State or Other            (Commission File Number)       (I.R.S. Employer
Jurisdiction of                                          Identification No.)
Incorporation)


     9311 SAN PEDRO, SUITE 100
        SAN ANTONIO, TEXAS                        78216
       (Address of Principal                    (Zip Code)
         Executive Offices)


                                 (210) 525-9009
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

     On July 25, 1996, the Board of Directors of U.S. Long Distance Corp., a Delaware corporation (the "Company"), declared a pro rata dividend on the outstanding common stock of the Company, $.01 per share ("Company Common Stock"), of such number of shares of the common stock, par value $.01 per share (the "Billing Common Stock"), of Billing Information Concepts Corp. ("Billing"), as shall be necessary to distribute to stockholders of record of the Company on the record date for the Distribution one share of Billing Common Stock for each share of Company Common Stock outstanding on the record date (the "Distribution"). The dividend is payable to holders of record of Company Common Stock at the close of business on July 29, 1996. The Distribution shall be effective at the commencement of business on August 2, 1996 (the "Distribution Date").

     Billing is a wholly-owned subsidiary of the Company that will, upon the effectiveness of the Distribution, own the business and assets of, and will be responsible for liabilities associated with, the third party billing clearinghouse and information management services business currently owned by the Company. The Distribution will result in 100% of the outstanding shares of Billing Common Stock being distributed to holders of the Company Common Stock on a pro rata basis.

     The dividend has been declared pursuant to the terms of a Distribution Agreement dated as of July 10, 1996 between the Company and Billing (the "Distribution Agreement").The Distribution Agreement provides, among other things, for (i) certain preliminary transactions; (ii) the Distribution;
(iii) the division between Billing and the Company of certain assets and liabilities with Billing retaining substantially all of the commercial billing clearinghouse and information management services business and the Company retaining its direct billing function, pursuant to which the Company will continue to directly bill its direct dial long distance charges; (iv) the sharing of the obligations under certain warrants previously issued by the Company; (v) the issuance by Billing of a stock option to a former Company director who has agreed to join the Board of Directors of Billing in consideration of his joining the Board of Directors of Billing and to replace an expiring, unvested option to acquire shares of Common Stock; and (vi) certain other agreements governing the relationship between Billing and the Company following the Distribution. Subject to certain exceptions, the Distribution Agreement also provides for assumptions of liabilities and cross indemnities designed to allocate, effective as of the Distribution Date, financial responsibility for the liabilities arising out of or in connection with the third party billing clearinghouse and information management services business to Billing and its subsidiaries, and financial responsibility for the liabilities arising out of or in connection with the direct dial long distance telecommunication services and operator services businesses, including the Company's internal billing functions, to the Company and its retained subsidiaries. Under the Distribution Agreement, Billing will transfer to the Company on the Distribution Date cash in an amount necessary to cause the Company's working capital to be approximately $21,500,000 after taking into account payment by the Company of the direct costs of the Distribution estimated to be approximately $10,000,000 and the receipt by the Company of $8,785,000 in connection with the dissolution of its subsidiary MegaPlus Dialing, Inc. The calculation of this cash amount will be based upon current assets and current liabilities as reported on the Company's balance sheet at June 30, 1996.

      To avoid adversely affecting the intended tax consequences of the Distribution and related transactions, the Distribution Agreement provides that, until the second anniversary of the Distribution Date, the Company must obtain an opinion of counsel reasonably satisfactory to Billing or a supplemental tax ruling from the Internal Revenue Service before the Company may make certain material dispositions of its assets, engage in certain repurchases of the Company capital stock or cease the active conduct of its business independently, with its own employees and without material changes. Because the terms of certain waivers and consents under the Company's and/or Billing's, or their respective subsidiaries', debt agreements require that, after the Distribution, the Company or Billing, and/or their respective subsidiaries, each remain liable as a guarantor and continue to pledge security with respect to certain indebtedness that cannot be economically separated under existing arrangements and allocated to only the Company or only Billing prior to the Distribution Date, each of the Company and Billing has agreed in the Distribution Agreement to pay annually to each other a credit support fee equal to 1% per annum of the average monthly balance of indebtedness guaranteed by one on behalf of the other for as long as such guarantees continue after the Distribution Date.

     The Company has also entered into certain other agreements with Billing in connection with the Distribution Agreement that set forth certain specific allocations of liabilities between Billing and the Company. These agreements include the Benefit Plans and Employment Matters Allocation Agreement, the Tax Sharing Agreement, the Transitional Services and Sublease Agreement, the Zero Plus-Zero Minus Billing and Information Management Services Agreement, the One Plus Billing and Information Management Services Agreement, the Telecommunications Agreement and the Leasing Agreement, each dated as of July 10, 1996. The Benefit Plans and Employment Matters Allocation Agreement provides that, effective as of the Distribution Date, Billing will, or cause one or more of its subsidiaries to, assume or retain, as the case may be, all liabilities of the Company, to the extent unpaid as of the Distribution Date, under employee benefit plans, policies, arrangements, contracts and agreements, with respect to employees who, on or after the Distribution Date will be employees of Billing or its subsidiaries, and the Company will, or cause one or more of its subsidiaries to, assume or retain, as the case may be, all liabilities of the Company, to the extent unpaid as of the Distribution Date, under employee benefit plans, policies, arrangements, contracts and agreements with respect to employees who on or after the Distribution Date

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will be employees of the Company or its subsidiaries.  The Benefit Plans and
Employment Matters Allocation Agreement also provides for the adjustment to the exercise price of each outstanding option issued under the Company's 1990 Employee Stock Option Plan and 1993 Non-Employee Director Plan to allocate the exercise price of each such option among such option and the option that will be issued by Billing immediately prior to the Distribution under similar plans adopted by Billing to such option holders for an equal number of shares of Billing Common Stock on the basis of the relative fair market values of the underlying common stock of each of the Company and Billing after the Distribution. Further, all restrictions on the Company Common Stock awarded under the Company's Restricted Stock Plan shall lapse immediately prior to the Distribution and all such shares shall vest immediately prior to the Distribution.

     The Tax Sharing Agreement provides that with respect to periods ending on or before September 1996, the fiscal year end for the Company, the Company is responsible for (i) filing both consolidated federal tax returns for the Company's affiliated group and combined or consolidated state tax returns for any group that includes a member of the Company's affiliated group, including in each case Billing and its subsidiaries for the relevant periods of time such companies were members of the applicable group, and (ii) paying the taxes related to such returns (including any subsequent adjustments resulting from the redetermination of tax liabilities by the applicable taxing authorities). Billing will reimburse the Company the taxes attributable to Billing or any of its subsidiaries and the cost of preparation of the associated tax returns related thereto.

     Under the Transitional Services and Sublease Agreement (i) the Company will provide to Billing for six months after the Distribution Date certain services requested by Billing for the conduct of Billing's business; (ii) the Company will sublease to Billing certain office space on a month to month basis and certain other office space through March 31, 1997 with Billing to share equally the Company's out of pocket costs on the space should the Company be unable to sublease the space for the remainder of the term ending in January 1998; and
(iii) Billing will provide to USLD for six months after the Distribution Date certain services requested by the Company for the conduct of the Company's business. The fee for the Company's and Billing's services will be based on a cost plus basis or other negotiated arms length basis. The subleases are on the same terms and conditions as the terms and conditions of the lease agreements pursuant to which the Company leases such space from its landlord. Subject to the termination provisions of the agreement, the Company and Billing will be free to procure such services from outside vendors or may develop an in-house capability to provide such services and Billing may lease office space from outside landlords.

     Under the Zero Plus-Zero Minus Billing and Information Management Services Agreement and the One Plus Billing and Information Management Services Agreement, Billing will provide to the Company billing through local telephone companies for certain qualifying zero plus, zero minus and one plus direct dialed or operator assisted station to station or person to person calls. The Company will be charged for the local telephone company's applicable fees, charges, chargebacks, credits and adjustments as prescribed in the agreement between Billing and the local telephone company as well as billing service fees, charges, chargebacks, credits and assessments of Billing. Each agreement has an initial term of three years. The Telecommunications Agreement provides that the Company will provide to Billing certain direct dial long distance and 800 services for a three year term with additional one year automatic renewal unless terminated as provided in the agreement. Finally, under the Leasing Agreement the Company may elect to lease an airplane owned by Billing on an hourly or volume usage basis.

     The foregoing summaries of the Distribution Agreement, Benefit Plans and Employment Matters Allocation Agreement, Tax Sharing Agreement, Transitional Services and Sublease Agreement, Zero Plus-Zero Minus Billing and Information Management Services Agreement and Telecommunications Agreement are qualified in their entirety by reference to the respective agreements that are included as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to this Form 8-K.

     On August 1, 1996, the Board of Directors of the Company received the updated opinions, effective as of August 2, 1996, of (i) The Chicago Corporation to the effect that, based upon the factors set forth in such opinion, the Distribution is in the best interests of the stockholders of the Company from a financial point of view after considering other alternatives that were available regarding Billing; (ii) Houlihan Lokey Howard & Zukin, Inc. to the effect that based upon the conditions set forth therein (a) with respect to the Company before the Distribution and with respect to each of the Company and Billing, assuming the Distribution is consummated as proposed, immediately after and giving effect to the Distribution on a pro forma basis (1) the fair value of such company's aggregate assets would exceed such company's total liabilities (including contingent liabilities), and (2) the present fair salable value for such company's aggregate assets would be greater than such company's probable liabilities on its debts as such debts become absolute and mature or due; (b) with respect to each of the Company and Billing, assuming the Distribution is consummated as proposed, immediately after the giving effect to the Distribution (1) such company would be able to pay its debts and other liabilities (including contingent liabilities) as they become absolute and mature or due, and (2) the capital remaining in such company after the Distribution would not be unreasonably small for the business in which such company is engaged, as management has indicated it is now conducted and is proposed to be conducted following consummation of the Distribution; and (c) the excess of the value of aggregate assets of the Company, before consummation of the Distribution, over the total identified liabilities (including contingent liabilities) of the Company would equal or exceed the value of the Distribution to the Company stockholders plus the stated capital of the Company; and (iii) Arter & Hadden, based upon certain representations made by the Company and Billing, to the effect, among other things, that receipt of shares of Billing
Common Stock will be tax free for federal income tax purposes to the stockholders of the Company and that the Company will not recognize income, gain or loss as a result of the Distribution. The Board of Directors, following review and consideration of such opinions, accepted such opinions. The Board of Directors determined that all conditions to the Distribution have been satisfied. Accordingly, the Board of Directors determined that the Distribution shall occur on August 2, 1996.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     Pursuant to the instructions to Item 7 of Form 8-K, the following documents are provided as Exhibits to this Form 8-K:

     (a)  EXHIBITS.

     EXHIBIT NO.         DOCUMENT DESCRIPTION
     -----------         --------------------

     10.1 Distribution Agreement dated as of July 10, 1996 between the Company and Billing (filed herewith).

     10.2 Benefit Plans and Employment Matters Allocation Agreement dated as of July 10, 1996 between the Company (filed herewith).

     10.3 Tax Sharing Agreement dated as of July 10, 1996 between the Company and Billing (filed herewith).

     10.4 Transitional Services and Sublease Agreement dated as of July 10, 1996 between the Company and Billing (filed herewith).

     10.5 Zero Plus-Zero Minus Billing and Information Management Services Agreement dated as of July 10, 1996 between the Company and Billing (filed herewith).

     10.6 Telecommunications Agreement dated as of July 10, 1996 between the Company and Billing (filed herewith).

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       U.S. LONG DISTANCE CORP.


July 31, 1996
                                       By: /s/ Larry M. James
                                          ---------------------------------
                                           Larry M. James, President


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                                INDEX TO EXHIBITS

                                                            PAGE NO. IN
EXHIBIT NO.    DOCUMENT DESCRIPTION                         EXHIBIT VOLUME
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10.1      Distribution Agreement dated as of July 10, 1996 between
          the Company and Billing (filed herewith).

10.2 Benefit Plans and Employment Matters Allocation Agreement dated as of July 10, 1996 between the Company and Billing (filed herewith).

10.3 Tax Sharing Agreement dated as of July 10, 1996 between the Company and Billing (filed herewith).

10.4      Transitional Services and Sublease Agreement dated as of
          July 10, 1996 between the Company and Billing (filed herewith).

10.5      Zero Plus-Zero Minus Billing and Information Management
          Services Agreement dated as of July 10, 1996 between the Company and Billing (filed herewith).

10.6 Telecommunications Agreement dated as of July 10, 1996 between the Company and Billing (filed herewith).